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                      METROPOLITAN LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED JANUARY 3, 2006
                                      TO
                         PROSPECTUS DATED MAY 1, 2005
                             EQUITY ADVANTAGE VUL

This Supplement updates certain information in the prospectus dated May 1, 2005 for Equity Advantage VUL, a variable life insurance policy. The following changes are made to the section entitled "Sales and Administration of the Polices:"

The sub-sections "COMMISSIONS TO METLIFE SALES REPRESENTATIVES" and "PAYMENTS TO MANAGERS OF METLIFE SALES REPRESENTATIVES" are deleted and replaced with the following:

   COMPENSATION TO METLIFE SALES REPRESENTATIVES AND THEIR MANAGERS FOR THE SALE OF THE POLICY

   MetLife sales representatives are sales representatives registered through us or through MetLife Securities, Inc., a wholly owned selling firm. MetLife sales representatives may be career sales representatives who are employees of MetLife or brokers who are not employees of MetLife.

   Effective January 3, 2006, we make cash payments to MetLife sales representatives for the products they sell and service based upon a 'gross dealer concession' model. We pay the MetLife sales representative a portion of the gross dealer concession amount (described below for the Policy) according to a percentage determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the MetLife sales representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the MetLife sales representative. Proprietary products are those issued by us or our affiliates. Because one of the factors in determining the percentage of the gross dealer concession amount that applies to the MetLife sales representative's compensation is sales of proprietary products, MetLife sales representatives have an incentive to favor the sale of proprietary products over similar products issued by non-affiliates. Because the sales managers' compensation is based upon the sales made by the representatives they supervise, the sales managers also have an incentive to favor the sale of proprietary products. With respect to the Policy, the gross dealer concession amount is 117% of premiums up to the Maximum Commissionable Premium, but not to exceed $100 per $1,000 of specified face amount, and 7% of premiums over the Maximum Commissionable Premium in the first Policy year (8% of all premiums in Policy years 2 to 4, 3.25% of all premiums in Policy years 5 to 10, and 1.50% of all premiums in Policy year 11 and thereafter) plus, in Policy Years 2 and thereafter, .15% of an amount equal to the Policy Cash Value minus any Policy loans and loan interest and minus any premiums paid in the previous 12 months. The Maximum Commissionable Premium is the lesser of (a) actual premiums received during the first Policy year,
   (b) the annualized modal premium, or (c) the annual premium necessary to keep the longest duration of the guaranteed minimum death benefit effective for a like Policy with Option A and the preferred nonsmoking rating class for standard risks, or the actual rating class for other risks, in place.

The last paragraph of the sub-section "Cash and Non-cash Compensation" is deleted and replaced with the following:

   Receipt of the cash and non-cash compensation described above may provide MetLife sales representatives and their managers and the sales representatives and managers of our affiliates with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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New York, NY 10166